Allowance for credit losses (Tables)	12 Months Ended
Dec. 31, 2025
Credit Loss [Abstract]
Summary of Expected Credit Allowance Activity

The following table summarizes the expected credit allowance activity for customer accounts and other restricted cash; settlement receivables, net; accounts receivable, net; and financial guarantee contracts and other, for the years ended December 31, 2025 and 2024, and 2023:

	Accounts receivable, net	Settlement receivables, net (2)	Financial guarantee contracts and other	Total allowance for credit losses
Balance at December 31, 2023	$5,240	$5,197	$11,650	$22,087
Credit loss expense	40,019	2,675	3,720	46,414
Recoveries	2,906	3,052	—	5,958
Write-offs	(40,143)	(6,230)	(4,220)	(50,593)
Other (1)	(28)	(612)	(28)	(668)
Balance at December 31, 2024	$7,994	$4,082	$11,122	$23,198
Credit loss expense	31,988	6,328	3,688	42,004
Recoveries	1,887	4,349	—	6,236
Write-offs	(32,470)	(10,203)	(175)	(42,848)
Other (1)	100	(32)	(190)	(122)
Balance at December 31, 2025	$9,499	$4,524	$14,445	$28,468

(1)
Other mainly relates to the impact of foreign exchange.
(2)
During the year ended December 31, 2025 and 2024, amounts from freestanding credit enhancements related to Settlement receivables, net represented expenses of $11 and $277, respectively, which are recorded in "Selling, general and administrative" in the Consolidated Statements of Comprehensive Income / (Loss). These amounts are not recognized against expected credit losses (See Note 1).